SECOND AMENDMENT TO CREDIT AGREEMENT
                      ------------------------------------

                  SECOND AMENDMENT (this "Second Amendment"), dated as of September 15, 1999, among SCOTSMAN HOLDINGS, INC., a Delaware corporation ("Holdings"), WILLIAMS SCOTSMAN, INC., a Maryland corporation (the "Borrower"), the Lenders from time to time party to the Credit Agreement referred to below, BANKERS TRUST COMPANY, as Issuing Bank, BT COMMERCIAL CORPORATION, acting as Administrative Agent and Co-Syndication Agent, NATIONSBANK, N.A., acting as Co-Syndication Agent, and GOLDMAN SACHS CREDIT PARTNERS L.P., acting as Documentation Agent. All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement.

                              W I T N E S S E T H :
                              - - - - - - - - - -

                   WHEREAS, Holdings, the Borrower, the Lenders, the Issuing Bank, the Administrative Agent, the Co-Syndication Agents and the Documentation Agent are parties to a Credit Agreement, dated as of May 22, 1997 and amended and restated as of September 1, 1998, (as in effect on the date hereof, the "Credit Agreement"); and

                   WHEREAS, the parties hereto wish to amend the Credit Agreement as herein provided;

                   NOW, THEREFORE, it is agreed:

I.       Amendments to Credit Agreement.
         -------------------------------

                  1. Section 1.1 of the Credit Agreement is hereby amended by inserting the following new definition in the appropriate alphabetical order:

                  "'Dedicated Basket Amount' shall mean $50,000,000; provided that, at the option of the Borrower, at any time after the Restatement Effective Date such amount may be (x) decreased to an amount not less than $0 so long as the Borrower delivers to the Administrative Agent an officer's certificate (1) setting forth such new Dedicated Basket Amount and (2) certifying that, after giving effect to such decrease to the Dedicated Basket Amount, the sum of (I) the aggregate principal amount of then outstanding Revolving Loans and (II) the Letter of Credit Obligations at such time, will not exceed the Senior Unsecured Notes Borrowing Base as same will be in effect after giving effect to the reduction to the Dedicated Basket Amount, or (y) thereafter increased to an amount not greater than $50,000,000 so long as the Borrower delivers to the Administrative Agent an officer's certificate
         (1) setting forth such new Dedicated Basket Amount, (2) certifying that Indebtedness is not then outstanding pursuant to Section 4.09(b)(14) of the Senior Unsecured Notes Indenture (excluding Indebtedness representing extensions of credit pursuant to the Revolving Credit Commitments) in an amount in excess of

         $50,000,000 less the new Dedicated Basket Amount and (3) confirming the Borrower's obligation to comply with Section 8.20."

                  2. Section 2.2(a)(iii) of the Credit Agreement is hereby amended by deleting said Section in its entirety and inserting in lieu thereof the following new Section 2.2(a)(iii):

         "(iii) the amount then equal to:

                  (A) (i) 75% of the net book value of Eligible Rental Equipment of the Borrower and its Restricted Subsidiaries (as defined in the Senior Unsecured Notes Indenture) and (ii) 85% of the book value of the Eligible Accounts Receivable of the Borrower and its Restricted Subsidiaries (as defined in the Senior Unsecured Notes Indenture) less
         (x) the amount of net proceeds which have been received in connection with a Permitted Units Financing (as defined in the Senior Unsecured Notes Indenture) permitted under clause (b)(13)(i) of Section 4.09 of the Senior Unsecured Notes Indenture (provided that such reduction shall apply only to the extent of any outstanding balance on such financing and for so long as such Permitted Units Financing is in effect) and (y) the amount of any outstanding Attributable Debt (as defined in the Senior Unsecured Notes Indenture) incurred under clause
         (b)(12) of Section 4.09 of the Senior Unsecured Notes Indenture (with all determinations of the amount specified above in this clause (A) to be made in accordance with the requirements of the Senior Unsecured Notes Indenture), plus
                           ----

         (B) the Dedicated Basket Amount then in effect, minus
                                                         -----

         (C) the aggregate principal amount of Term Loans then outstanding."

         3. Article 8 of the Credit Agreement is hereby amended by inserting, at the end thereof, the following new Section 8.20:

         "8.20 Allocation of Senior Unsecured Notes Indenture Basket Amount.
               -------------------------------------------------------------
Notwithstanding anything to the contrary set forth herein (including, without limitation, Section 8.3 hereof), except for extensions of credit from time to time made pursuant to the Revolving Credit Commitments, no Indebtedness may at any time be outstanding pursuant to Section 4.09(b)(14) of the Senior Unsecured Notes Indenture, except that at any time when the Dedicated Basket Amount has been reduced to an amount which is less than $50,000,000, Indebtedness (other than Indebtedness as a result of extensions of credit from time to time pursuant to the Revolving Credit Commitments) may be incurred pursuant to Section 4.09(b)(14) of the Senior Unsecured Notes Indenture (so long as such Indebtedness is also permitted to be incurred and remain outstanding pursuant to
Section 8.3 hereof) in an aggregate amount not to exceed at any time an amount equal to $50,000,000 less the Dedicated Basket Amount as then in effect."

         4. The Credit Agreement is hereby amended by deleting Exhibit R thereto in its entirety and by inserting in lieu thereof new Exhibit R attached hereto.

II.      Miscellaneous.
         --------------

                  1. In order to induce the Lenders to enter into this Second Amendment, Holdings and the Borrower hereby represent and warrant that (i) the representations, warranties and agreements contained in Article 6 of the Credit Agreement are true and correct in all material respects on and as of the Second Amendment Effective Date (as defined below) (unless such representations and warranties relate to a specific earlier date, in which case such representations and warranties shall be true and correct as of such earlier date) and (ii) there exists no Default or Event of Default on the Second Amendment Effective Date, in each case both before and after giving effect to this Second Amendment.

                  2. This Second Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

                  3. This Second Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

                  4. THIS SECOND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                  5. This Second Amendment shall become effective on the date (the "Second Amendment Effective Date") when Holdings, the Borrower, each Subsidiary Guarantor and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including, without limitation, by usage of facsimile transmission) the same to the Administrative Agent at its Notice Office. This Second Amendment and the agreements contained herein shall be binding on the successors and assigns of the parties hereto.

                  6. From and after the Second Amendment Effective Date, all references in the Credit Agreement and each of the Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby.

                                      * * *

                  IN WITNESS WHEREOF, the parties hereto have caused a counterpart of this Second Amendment to be duly executed and delivered as of the date first above written.


                                 SCOTSMAN HOLDINGS, INC.

                                 By___________________________________________
                                   Name:
                                   Title:


                                 WILLIAMS SCOTSMAN, INC.

                                 By___________________________________________
                                   Name:
                                   Title:


                                 BANKERS TRUST COMPANY,
                                    as Issuing Bank

                                 By___________________________________________
                                   Name:
                                   Title:


                                 BT COMMERCIAL CORPORATION,
                                    Individually and as Administrative Agent and Co-Syndication Agent

                                 By___________________________________________
                                   Name:
                                   Title:


                                 NATIONSBANK, N.A.,
                                     Individually and as Co-Syndication Agent


                                 By___________________________________________
                                   Name:
                                   Title:

                                   GOLDMAN SACHS CREDIT PARTNERS L.P.,
                                    Individually and as Documentation Agent


                                   By___________________________________________
                                     Name:
                                     Title:


                                   BANKBOSTON, N.A


                                   By___________________________________________
                                     Name:
                                     Title:


                                   THE BANK OF NOVA SCOTIA


                                   By___________________________________________
                                     Name:
                                     Title:


                                   CANADIAN IMPERIAL BANK OF COMMERCE


                                   By___________________________________________
                                     Name:
                                     Title:


                                   THE CIT GROUP/BUSINESS CREDIT, INC.


                                   By___________________________________________
                                     Name:
                                     Title:

                                   CONGRESS FINANCIAL CORPORATION


                                   By___________________________________________
                                     Name:
                                     Title:


                                   CRESCENT/MACH I PARTNERS, L.P.

                                   By: TCW Asset Management Company,
                                       its Investment Manager

                                   By___________________________________________
                                     Name:
                                     Title:


                                   DEBT STATEGIES FUND III, INC.

                                   By___________________________________________
                                     Name:
                                     Title:


                                   DIME COMMERCIAL CORP.

                                   By___________________________________________
                                     Name:
                                     Title:


                                   FLEET BANK, N.A.

                                   By___________________________________________
                                     Name:
                                     Title:

                                  FLEET CAPITAL CORPORATION

                                  By___________________________________________
                                    Name:
                                    Title:


                                  FREMONT FINANCIAL CORPORATION

                                  By___________________________________________
                                    Name:
                                    Title:


                                  THE FUJI BANK, LIMITED

                                  By___________________________________________
                                    Name:
                                    Title:


                                  GREEN TREE FINANCIAL SERVICING
                                  CORPORATION

                                  By___________________________________________
                                    Name:
                                    Title:


                                  HELLER FINANCIAL, INC.

                                  By___________________________________________
                                    Name:
                                    Title:

                                   IBJ SCHRODER BUSINESS CREDIT
                                   CORPORATION

                                   By___________________________________________
                                     Name:
                                     Title:


                                   LASALLE NATIONAL BANK

                                   By___________________________________________
                                     Name:
                                     Title:


                                   MERCANTILE SAFE DEPOSIT AND TRUST
                                   COMPANY

                                   By___________________________________________
                                     Name:
                                     Title:


                                   NATIONAL BANK OF CANADA, A
                                   CANADIAN CHARTERED BANK

                                   By___________________________________________
                                     Name:
                                     Title:


                                   By___________________________________________
                                     Name:
                                     Title:

                        NATIONAL CITY COMMERICAL FINANCE, INC.

                        By___________________________________________
                          Name:
                          Title:


                        OAK HILL SECURITIES FUND, L.P.

                        By: Oak Hill Securities GenPar, L.P. its General
                            Partner

                        By: Oak Hill Securities MGP, Inc., its General Partner


                        By___________________________________________
                          Name:
                          Title:


                        PNC BANK, NATIONAL ASSOCIATION

                        By___________________________________________
                          Name:
                          Title:


                        SENIOR HIGH INCOME PORTFOLIO, INC.

                        By___________________________________________
                          Name:
                          Title:

                                 SOCIETE GENERALE

                                 By___________________________________________
                                   Name:
                                   Title:


                                 SUMMIT COMMERCIAL/GIBRALTAR CORP.

                                 By___________________________________________
                                   Name:
                                   Title:


                                 TRANSAMERICA BUSINESS CREDIT
                                 CORPORATION

                                 By___________________________________________
                                   Name:
                                   Title:


                                 U.S. BANK NATIONAL ASSOCIATION,
                                 formerly known as First Bank National
                                 Association


                                 By___________________________________________
                                   Name:
                                   Title:


                                 WELLS FARGO BANK, N.A.


                                 By___________________________________________
                                   Name:
                                   Title:

Acknowledged and Agreed:

WILLSCOT EQUIPMENT, LLC
    By: Williams Scotsman, Inc., as a Member
SPACE MASTER INTERNATIONAL, INC.
EVERGREEN MOBILE COMPANY


By__________________________
  Name:
  Title:
  On behalf of each of the above
  Subsidiary Guarantors

                                                                       Exhibit R
                                                                       ---------

                       FORM OF BORROWING BASE CERTIFICATE
                       ----------------------------------

                              OFFICER'S CERTIFICATE

                  This Certificate is being delivered pursuant to the Credit Agreement, dated as of May 22, 1997 and amended and restated as of September 1, 1998, among Scotsman Holdings, Inc., Williams Scotsman, Inc., a Maryland corporation (the "Borrower"), the financial institutions from time to time party thereto, Bankers Trust Company, as Issuing Bank, BT Commercial Corporation, as Administrative Agent and Co-Syndication Agent, NationsBank, N.A., as Co-Syndication Agent, and Goldman Sachs Credit Partners L.P., as Documentation Agent (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"). Unless otherwise defined herein, all terms used herein shall have the meanings ascribed to them in the Credit Agreement.

                  The undersigned represents and warrants that the information set forth on the attached Borrowing Base Certificate is, to the best of my knowledge, true, correct and complete in all material respects (subject to year-end audit adjustments [and adjustments, if any, reflected in the corrected Borrowing Base Certificate to be delivered post-closing pursuant to Section 5.1 of the Credit Agreement]1) calculated in accordance with the Credit Agreement and sets forth [my best good-faith estimate (to the extent relevant information is not available) of]1 the Eligible Accounts Receivable and Eligible Rental Equipment as of the close of business on __________ ____, ____.

                  IN WITNESS WHEREOF, the undersigned has executed this Certificate as of this ___ day of ________ _____.



                                           WILLIAMS SCOTSMAN, INC.



                                           By:__________________________________
                                               Name:
                                               Title:

------------------------

(1) Include bracketed language only in the Officer's Certificate delivered on the Restatement Effective Date.

                                                                       Exhibit R
                                                                          Page 2
             BORROWING BASE CERTIFICATE FOR THE MONTH ENDING [DATE]
                        ISSUED BY WILLIAMS SCOTSMAN, INC.
                        ---------------------------------

PART A - BORROWING BASE:
------------------------


1)         Eligible Accounts Receivable

           (a)    Gross Accounts Receivable:
                  (i)   Total per Accounts
                        Receivable Aging Report
Less:             (ii)  Unearned Income
-----
                  Total Gross Accounts Receivable
                  (Item 1(a)(i) less Item 1(a)(ii))

           (b)    Less:      Ineligible Accounts
                             Receivable (Schedule A)

           (c)    Total Eligible Accounts
                  Receivable (Item 1(a) minus Item 1(b))

           (d)    Advance Rate

           (e)    Accounts Receivable Availability
                  (Item 1(c) multiplied by Item 1(d))
Plus:
-----
2)         Eligible Rental Equipment

           (a)    Net book value of Rental Equipment per financial statements:

                  (i)   Williams Scotsman, Inc.

                  (ii)  Willscot Equipment, LLC

                  (iii) Space Master International, Inc.

                  Total Net Book Value of Rental Equipment per financial statements (sum of Item 2(a)(i), Item 2(a)(ii) and Item 2(a)(iii))

           (b)    Less: Ineligible Rental
                        Equipment (Schedule B)

           (c)    Total Eligible Rental Equipment
                  (Item 2(a) minus Item 2(b))

           (d)    Advance Rate

           (e)    Rental Equipment Availability (Item 2(c) multiplied by Item
                  2(d))

                                                                       Exhibit R
                                                                          Page 3

3)         Total Borrowing Base before deductions (sum of Item
           1(e) and Item 2(e))

Less:
-----

4)         Excess Other Liability Amount

5)         Exposure under Interest Rate Agreements

6)         Equity Blocked Commitments as defined in the Credit
           Agreement

7)         Total Borrowing Base $_______
Less:      (i)   Letter of Credit Obligations:  $_____
-----      (ii)  Revolving Loans Outstanding:  $_______

8) Excess Borrowing Base Availability (Deficiency) (Items 3 minus Item 4, Item 5, Item 6 and Item 7)

                                                                       Exhibit R
                                                                          Page 4


PART B - SENIOR UNSECURED NOTES BORROWING BASE:
-----------------------------------------------

1)             Rental Equipment Availability (Item 1(a) multiplied by
               Item 1(b))

               (a)      Total net book value of Eligible Rental
                        Equipment

               (b)      Advance Rate (75%)
Plus:
-----

2) Accounts Receivable Availability (Item 2(a) multiplied by Item 2(b))

               (a)      Total book value of Eligible Accounts
                        Receivable

Plus:          (b)      Advance Rate (85%)
-----
3)             Dedicated Basket Amount
Minus:
------

4) Net Proceeds from Permitted Units Financing (as defined in Senior Unsecured Notes Indenture)

5)             Outstanding Attributable Debt (as defined in Senior
               Unsecured Notes Indenture)

6)             Term Loans Outstanding

7)             Senior Unsecured Notes Borrowing Base (Item 1 plus Item
Minus:         2 and Item 3 minus Item 4, Item 5 and Item 6)
------
8)             Letter of Credit Obligations

9)             Revolving Loans Outstanding

10)            Excess Senior Unsecured Notes Borrowing Base
               Availability (Deficiency) (Item 7 minus Item 8 and Item 9)

                                                                      Schedule A
                                                                      ----------


                        ACCOUNTS RECEIVABLE INELIGIBILITY
                        ---------------------------------


1)         Accounts arising out of sales or Leases
           for which no invoice has been provided
           to the account debtor

2)         Accounts arising out of sales or Leases
           made to Affiliates

3)         Accounts unpaid on the date which is 90
           days after the date on which the
           original invoice provides that such
           payment is due

4)         Accounts (other than Accounts listed on
           Part A of Schedule II to the Credit
           Agreement that are not 30 days past due) providing for payment more than 91 days after the date of the original invoice

5)         Accounts which do not meet the
           Cross-Aging test (50%)

6)         Accounts of account debtors (other than
           Accounts supported or secured by
           insurance acceptable to the
           Administrative Agent or by a duly
           pledged irrevocable letter of credit in
           form and substance satisfactory to the
           Administrative Agent and issued by a
           financial institution satisfactory to
           the Administrative Agent), when
           aggregated with all other Accounts of
           such account debtors, exceed 15% in face value of all Accounts of the Borrower and its Subsidiaries whose Accounts are included in the Borrowing Base, to the extent of such excess

7)         Accounts of creditors of the Borrower
           (other than Accounts with respect to
           which a no-offset letter in form and
           substance satisfactory to the
           Administrative Agent has been delivered
           to the Administrative Agent)

8)         Accounts with respect to which account
           debtors dispute liability on, or have made any claim with respect to, such Accounts or any other Account due from such account debtors to the Borrower

9)         Accounts which are, or may be, subject
           to any right of set-off by the account
           debtor

                                                                      Schedule A
                                                                          Page 2

10)        Accounts of bankrupt account debtors

11)        Accounts (other than Accounts supported
           or secured by insurance acceptable to
           the Administrative Agent or by a duly
           pledged irrevocable letter of credit in
           form and substance satisfactory to the
           Administrative Agent and issued by a
           financial institution satisfactory to
           the Administrative Agent) arising out of sales or Leases to account debtors located outside the United States or Canada (except for receivables of account debtors located in Canada not in excess of 20% of Accounts and Accounts listed on Part B of Schedule II to the Credit Agreement)

12)        Accounts arising from sales made on a
           bill-and-hold, guaranteed sale,
           sale-and-return, sale on approval,
           consignment basis or otherwise providing for repurchase or return (other than pursuant to ordinary course of business warranties)

13)        Accounts which the Administrative Agent
           has determined, in its Permitted
           Discretion, may not be paid by reason of the account debtor's financial inability to pay

14)        Accounts with respect to which the
           account debtor is the United States or
           any department, agency or
           instrumentality thereof, unless the
           Borrower duly assigns its rights to
           payment of such Account to the
           Collateral Agent pursuant to the
           Assignment of Claims Act of 1940, as
           amended

15)        Accounts with respect to which the act
           of Rental Equipment being leased and put into service giving rise to such Accounts has not occurred or the services giving rise to such Accounts have not been performed by the Borrower and accepted by the account debtor

16)        Accounts not representing a final sale

17)        Accounts which do not comply in all
           material respects with all applicable
           legal requirements

                                                                      Schedule A
                                                                          Page 3



18)        Accounts with respect to which the
           Collateral Agent does not have a valid
           and perfected first priority security
           interest in or Lien on such Accounts
           (except for Permitted Liens, provided
           that the value of any such Account shall be reduced by the amount of the obligations secured by such Permitted
           Liens)

19)        Accounts not conforming to the
           representations and warranties contained in the Credit Agreement or other Credit
           Documents

20)        Other ineligible Accounts pursuant to
           the terms of the Credit Agreement
           (including without limitation Accounts
           of the Canadian Subsidiary, unless and
           until the Canadian Subsidiary becomes a
           Subsidiary Guarantor and a party to the
           Security Agreement, and takes all other
           actions as may be requested by the
           Collateral Agent to ensure that the
           Collateral Agent has a valid and
           perfected first priority security
           interest in or Lien on the Accounts of
           the Canadian Subsidiary)

TOTAL INELIGIBLE ACCOUNTS
RECEIVABLE

                                                                      Schedule B
                                                                      ----------

                         RENTAL EQUIPMENT INELIGIBILITY
                         ------------------------------

1) Rental Equipment not owned solely by the Borrower or a Wholly-Owned Subsidiary of the Borrower and with respect to which the Borrower or a Wholly-Owned
         Subsidiary of the Borrower does not have good, valid and marketable title

2) Rental Equipment held by a third party for sale on a bill-and-hold, guaranteed sale, sale-and-return, sale on approval or consignment basis

3)       Rental Equipment (other than Rental
         Equipment being leased or returned by a
         customer) not stored on property owned or leased by (i) the Borrower, (ii) a Wholly-Owned Subsidiary of the Borrower or
         (iii) a warehouseman under contract with the Borrower or a Wholly-Owned Subsidiary of the Borrower to store Rental Equipment

4)       Rental Equipment (other than Rental
         Equipment being leased or returned by a
         customer) stored on property leased by the Borrower or a Wholly-Owned Subsidiary of the Borrower, but with respect to which the Borrower has not delivered to the Collateral Agent a Collateral Access
         Agreement executed by the lessor of such property [applicable only in the case of calculations of Eligible Rental Equipment made after the 90th day following the Restatement Effective Date]

5)       Rental Equipment (other than Rental
         Equipment being leased or returned by a
         customer) stored on property leased or
         owned by a warehouseman under contract
         with the Borrower or a Wholly-Owned
         Subsidiary of the Borrower to store Rental
         Equipment, but with respect to which the Borrower has not delivered to the Collateral Agent a Collateral Access
         Agreement executed by such warehouseman
         and, in the case of leased property, the lessor of such property [applicable only in the case of calculations of Eligible
         Rental Equipment made after the 90th day following the Restatement Effective Date]

6)       Rental Equipment not subject to a

                                                                      Schedule B
                                                                          Page 2

         perfected first priority Lien in favor of the Collateral Agent except: (i) with respect to Rental Equipment of SMI constituting Qualified Certificated Units
         [applicable only in the case of
         calculations of Eligible Rental Equipment made within the 60 days following the Restatement Effective Date], (ii) with respect to Rental Equipment constituting
         Non-Qualified Units, such Non-Qualified
         Units with respect to which all applicable
         UCC filings have been made as required by the Credit Documents, (iii) Liens for normal and customary warehouseman charges in the case of Rental Equipment stored on property owned or leased by a warehouseman and (iv) Permitted Liens (provided that the value of such Rental Equipment is reduced by the amount of the obligations secured by such Permitted Liens)

7)       Rental Equipment not located in the United
         States or Canada and with respect to which arrangements for the granting and perfection of a security interest in such Rental Equipment have not been made in a manner acceptable to the Administrative
         Agent in its discretion

8)       Rental Equipment not conforming in all
         material respects to the representations and warranties contained in the Credit
         Agreement or the other Credit Documents

9)       Rental Equipment not segregated or
         otherwise separately identifiable from
         goods of others stored on the same premises

10) Rental Equipment owned by the Borrower or any of its Wholly-Owned Subsidiaries
         (other than the Unit Subsidiary) not
         constituting (A) (x) Certificated Units
         with respect to Rental Equipment of SMI
         and its Subsidiaries prior to the 90th day following the Restatement Effective Date or (y) Qualified Certificated Units with respect to which all actions required to be taken pursuant to Section 7.18 of the Credit Agreement have been taken or (B)
         Non-Certificated Units of SMI prior to the 60th day following the Restatement
         Effective Date

11)      Rental Equipment subject to Sales-Type

                                                                      Schedule B
                                                                          Page 3


         Leases

12) Rental Equipment leased by the Borrower as lessor pursuant to Leases containing a bargain purchase option

13)      Rental Equipment that has been or
         reasonably should be classified by the
         Borrower or its Subsidiaries as type "E" or "F" consistent with the manner in which the Borrower classifies Rental Equipment on the Original Effective Date

14) Other ineligible Rental Equipment pursuant to the terms of the Credit Agreement
         (including without limitation Rental
         Equipment of the Canadian Subsidiary,
         unless and until the Canadian Subsidiary becomes a Subsidiary Guarantor and a party to the Security Agreement, and takes all other actions as may be requested by the Collateral Agent to ensure that the Collateral Agent has a valid and perfected first priority security interest in or Lien on the Rental Equipment of the Canadian Subsidiary)

TOTAL INELIGIBLE RENTAL EQUIPMENT